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                                                                    Exhibit 10.2

                                 FIRST AMENDMENT
                                       TO
                          MEDVEST HOLDINGS CORPORATION
                             STOCKHOLDERS AGREEMENT

     This First Amendment to Stockholders Agreement is made effective
December 31, 2003 by and among MedVest Holdings Corporation, an Ohio corporation (the "Company"), OEP MedVest, LLC, a Delaware limited liability company ("OEP") and those individuals identified as Stockholders in that certain MedVest Holdings Corporation Stockholders Agreement dated and effective as of May 21, 2003 and to which each of the parties identified hereinabove are signatories ("Agreement").

     WHEREAS, the Agreement provides that upon death or disability of an individual Investor (as such term is defined in the Agreement) the Company shall be obligated to repurchase, within certain monetary limits in the case of Senior Executives, all but not less than all of the Stockholder Shares owned by such Investor or his or her Permitted Transferee; and

     WHEREAS, it is deemed to be in the best interests of the Company as determined by the Board of Directors, that such repurchase obligation be modified and mitigated in order to avoid adverse economic effects to the Company.

     NOW, THEREFORE, the parties hereby amend the Agreement in the following particulars only:

     1. Section 6(e)(ii) is hereby amended to provide that the Company shall have no repurchase obligation arising from termination of employment due to the disability or death of an Investor, for such shares as may be held by such Investor and/or his or her Permitted Transferee.

     2. In consideration thereof, the Company hereby undertakes to acquire and maintain in force so long as they are employed by the Company: (i) for the benefit of each of the Senior Executives a policy of group permanent life insurance in the face amount of $2,950,000; and (ii) for each of the remaining individual Investors, a policy of group permanent life insurance in the face amount of $950,000. Each of such policies will be obtained from one or more reputable life insurance companies with not less than a Best's AA rating, shall be guaranteed issuance, noncancellable and fully transportable by the employee upon his or her termination of employment with the Company. As to each policy, the covered Employee shall have the right to name his or her selected beneficiary.

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     IN WITNESS WHEREOF, the Company, OEP and the original signatory
Stockholders have executed this First Amendment effective as of the date first set forth above.


                                      MedVest Holdings Corporation

                                      By:   /s/ Charles J. Jamison
                                            -------------------------------
                                            Charles J. Jamison, Secretary


                                      OEP MedVest LLC

                                      By:   /s/ Timothy A. Dugan
                                            -------------------------------

                                      /s/ Dominick A. Arena
                                      -------------------------------------
                                      Dominick A. Arena


                                      /s/ Ralph E. Dickman, Jr.
                                      -------------------------------------
                                      Ralph E. Dickman, Jr.

                                      /s/ Georg Landsberg
                                      -------------------------------------
                                      Georg Landsberg

                                      /s/ Michael I. Dobrovic
                                      -------------------------------------
                                      Michael I. Dobrovic


                                      /s/ Charles J. Jamison
                                      -------------------------------------
                                      Charles J. Jamison

                                      /s/ Catherine Chenetski
                                      -------------------------------------
                                      Catherine Chenetski


                                      /s/ Steven Glover
                                      -------------------------------------
                                      Steven Glover


                                      /s/ Clifford Oman
                                      -------------------------------------
                                      Clifford Oman

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                                      /s/ James Hamilton
                                      -------------------------------------
                                      James Hamilton


                                      /s/ Nigel Perry
                                      -------------------------------------
                                      Nigel Perry

                                      /s/ William Ventura
                                      -------------------------------------
                                      William Ventura


                                      /s/ Paul Cernich
                                      -------------------------------------
                                      Paul Cernich


                                      /s/ A. Paul Bennett
                                      -------------------------------------
                                      A. Paul Bennett


                                      /s/ Richard Hartnett
                                      -------------------------------------
                                      Richard Hartnett